                                                                   EXHIBIT 10.18

                                     LEASE
                                     -----

THIS INDENTURE MADE THE 17th DAY OF SEPTEMBER, 1999 IN PURSUANCE OF THE LAND TRANSFER FORM ACT, PART "2" OF THE PROVINCE OF BRITISH COLUMBIA.

BETWEEN:       SAMUEL A. LU and WINSTON A. LU,
               ------------------------------
               businessmen, both having a place of
               residence at 1105 West 59th Avenue, in the City of Vancouver, in the Province of British
               Columbia, V6P 1Y1

             (hereinafter called the `LANDLORD') OF THE FIRST PART

AND;           EMBEDDED SUPPORT TOOLS CORPORATION
               ----------------------------------
               a body corporate, having a place of business at 120 Royall Street, in the City of Canton, in the State of Massachusetts, USA, 02021

             (hereinafter called the `TENANT') OF THE SECOND PART

Article I - DEMISE
-------------------

1.01. WITNESSETH that in consideration of the rents, covenants and agreements herein reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does hereby demise and lease unto the Tenant on the terms and conditions herein contained, the Premises more particularly set out and shown outlined in red on the plan attached as Schedule `A' hereto, which Premises are hereinafter referred to as the "Premises".

The Premises are situate in and form part of the Building and Grounds more particularly described in paragraph 2.15 hereof.

Article II - DEFINITIONS
-------------------------
2.01. The parties hereto agree that for the purposes of this Indenture, the words set out in this Article shall have the meanings herein ascribed to them.

2.02. `Area of Premises' shall be the area of the premises in square feet, which is hereby agreed and deemed to be 562.44 square feet. Premises is as defined in 1.01.

2.03. `Building' means that Building and other buildings and attached improvements built upon the Grounds from time to time in which the Premises are located.

2.04. `Common Areas' means and includes the Common Areas and Facilities as hereinafter defined.

2.05. `Common Areas & Facilities' both shall mean and include those areas, facilities, utilities, improvements, equipment and installations in the Building or on the Grounds which:

          (a) from time to time, are not designated or intended by the Landlord to be leased to tenants of the Building, and

          (b) serve or are for the benefit of the Building, and which are designated or intended by the Landlord from time to time to be part of the Common Areas and Facilities of the Building and Grounds; and

          (c) from time to time are designated by the Landlord for the use and benefit of the Landlord, its other tenants and the Tenant, and their respective invitees, licensees, customers, servants and employees.

Common Areas and Facilities includes, without limitation, all areas, facilities, utilities, improvements, equipment, and installations which are provided or designated (and which may be changed from time to time) by the Landlord for the use or benefit of tenants of the Building, their employees, customers and other invitees in common with others entitled to the use or benefit thereof in the manner and for the purposes permitted by this Lease. Without limiting the generality of the foregoing, Common Areas and Facilities includes the roof, exterior wall assemblies including weather walls, exterior and interior structural elements and bearing walls in the Building; truck courts; driveways; truck ways; delivery passages; loading docks; and related areas; pedestrian sidewalks; flower beds; lawns and other landscaped and planted areas; public seating and service areas; common entrances; corridors; passageways, walkways and pedestrian malls; equipment, furniture, furnishings, and fixtures; conference rooms, and amenity areas; stairways, ramps, and elevators and other transportation equipment and systems included in the Building; tenant common washrooms and public washrooms; electrical, telephone, meter, valve, mechanical, mail, storage, service and janitor rooms, music, fire prevention, security and communication systems; general signs; columns; pipes, electrical, plumbing, drainage, security and life support systems, building automation systems as well as the structures housing the same (including, without limitation, the heating, ventilating and air conditioning systems of the Building), mechanical systems and all other installations or services located therein or related thereto.

2.06. `Cost of Common Areas' (Commonly called `Common Costs') means the total, without duplication, of the costs incurred by the Landlord during each Rental Year,

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calculated in accordance with generally accepted accounting principles consistently applied, for the continued management and operation of the Building and the Grounds, and the maintenance, repair, replacement and preservation of the Common Areas and Facilities, including, without limitation, the costs of the following:

(a) repairs, replacements, and maintenance except where the cost of any such repairs, replacements or maintenance are directly attributable to inherent structural defects or weaknesses and except times for which the Landlord has elected to take depreciation taken and with the further exception of repairs for damage caused by the Tenant, its servants, agents, patrons, invitees, or suppliers which shall be the responsibility of the Tenant alone to bear the Landlord's cost of repairing;

(b) landscaping and gardening, relining of parking spaces, replacement of awnings, rental or purchase of signs and equipment, the uniforms of the personnel referred to in paragraph 2.06(c) hereof and the cleaning and pressing thereof, supplies, lighting (including replacement of fluorescent light bulbs and ballasts), security protection, policing, sanitary control, traffic control, refuse removal, removal of snow and ice, painting and window cleaning, and otherwise maintaining any leaving and receiving areas and truck docks;

(c) wages and compensation paid for the following classes of employees or agents of the Landlord (but not including leasing commissions paid to brokers) including, without limitation, payments for workers' compensation, unemployment insurance, vacation pay, Canada Pension Plan and fringe benefits whether statutory or otherwise but to the extent only that such wages and compensation are directly attributable to the maintenance, operation, repair, replacement and management of the Building:

     (A) the salaries of the superintending staff of the Building, building department heads and assistants and the clerical and accounting staff attached to the superintendent's office, provided that such wages and compensation will be for services rendered only in connection with the Building and will not exceed those which would be paid by a reasonably prudent operator of a similar Building;

     (B) window cleaners, porters, janitors, cleaners and miscellaneous handymen;

     (C)  watchmen, commissionaires, caretakers and security personnel; and

     (D) carpenters, engineers, firemen, mechanics, electricians, plumbers and persons engaged in the repair, maintenance, operation and replacement of the heating, air-conditioning, ventilating, plumbing, electrical and elevator and escalator systems of the Building;

(d) service contracts with independent contractors in respect of the maintenance, operation, repair, replacement and management of the Building;

(e) operating, maintaining, repairing and replacing security and life support systems, plumbing, electrical, heating, water, sewer, air-conditioning, ventilating, sprinkler, and other utility systems and services in respect of the Building including the building automation system;

(f) insurance coverage obtained by the Landlord from time to time pursuant to paragraph 4.10 of this Lease;

(g)  Real Property Taxes of the Building and Grounds;

(h) supplying steam, electricity, water, sewer services, natural gas and other fuel and utility services to the Building;

(i) accounting costs incurred in connection with the maintenance and operation including computations required for the imposition of charges to tenants of the Building and audit charges required to be incurred for the conclusive determination of any costs incurred hereunder, and reasonable reserves in connection with any operating expense;

(j) sales and excise taxes on goods and services provided by the Landlord to manage, operate, and maintain the Common Areas and Facilities and equipment thereon;

(k) cleaning the Building and supplies and equipment used in connection therewith;

(l) stationery supplies, postage and other material required for routine operation of the superintendent's office;

(m) costs otherwise attributable to capital account on improvements, machinery and equipment which substantially reduce Common Costs as herein defined;

(n) a management fee equal to not more than 5.0% of Basic Rent (excluding this management fee), and;

(o) all taxes which the Landlord is obliged to pay any government authority on goods and services which are supplied or provided to or for the benefit of the Building or Grounds;

PROVIDED that Common Costs will not include any debt servicing or payments made under any co-tenancy agreement affecting title to the Lands, any income tax of the Landlord, (Corporation capital tax will not form a part of the Common Costs or Real Property Tax), any costs incurred by or on behalf of or at the request of an individual tenant or tenants and resulting in a benefit to such individual tenant or tenants which is not of general application to all tenants of the Building or costs incurred by the Landlord solely to lease premises in the Building including costs of leasing commissions, lease incentives, costs of installation of demising walls and refurbishing vacant premises, and wages and compensation reasonably allocated by the Landlord to persons retained by the Landlord for the purposes of leasing the Building. There shall be deducted from Common Costs:

     (aa) all net recoveries, which reduce the expense incurred by the Landlord in operating and maintaining the Building, received by the Landlord from tenants including recoveries as a result of any act, omission, default or negligence of such tenants or by reason of a breach by such tenants of provisions in their respective leases and recoveries for supplying steam, electricity, sewer services, natural gas and other fuel and utility services to such tenants but excluding recoveries of Common Costs from other tenants; and

     (bb) net proceeds received by the Landlord from insurance policies taken out by the Landlord to the extent that such proceeds relate to the costs and expenses incurred in the maintenance and operation of the Building;

FURTHER PROVIDED that if any of the Common Costs or costs of a like nature at any time or from time to time apply disproportionately to the office or to the retail tenants or to the warehouse tenants of the Building then the Landlord, in its sole discretion acting reasonably, may allocate all or a portion of those costs to the type of tenants to whom the costs disproportionately apply.

2.07.  `Event of Default' shall have the meaning ascribed to it in paragraph
9.01.

2.08.  `Gross Area of Premises' is calculated as follows:

Gross Area of    =      Area of       X     Total Area of    /    Net Rentable
the Premises            Premises            the Building        Area of Building

2.09. `Lease Year' shall be a twelve (12) month period commencing on the first day of the month coinciding with or next following the date of commencement set out in paragraph 3.01 and thereafter from year to year PROVIDED THAT where the Lease Year does not coincide with the date of commencement or termination of this Lease or any renewal hereof, any payments required hereunder shall be apportioned for the shorter period.

2.10.  `Premises' shall have that meaning ascribed to it in paragraph 1.01.

2.11.  `Net Rentable Area' of the Building is calculated as follows.

          Net Rentable Area      =     Total Area of the Building
          of the Building              less the area of the
                                       Common Areas

and it is agreed that the present Total Area of the Building is 11,857.01 square feet and the present Common Areas are 1,893.21 square feet, and the present Net Rentable Area of the Building is 9,963.80 square feet. Additions, renovations and reconfigurations of the Building may change these areas.

2.12. `Pro Rata Share' or `Tenant's Pro Rata Share' as applied to any amount shall be that portion of the amount as bears the same ratio to the whole of the amount as the floor area of Premises bears to the Net Rentable Area of the Building.

2.13. `Real Property Taxes' shall mean all taxes, rates, and assessments, whether general or specially levied or assessed for Municipal, School, general or any other purposes by any lawful government authority payable by the Landlord in respect of the Building and Grounds and improvements thereon and therein including without limitation, (corporation capital tax will not form a part of Common Costs or Real Property Tax), all local improvement rates and charges, frontage taxes, water, school, hospital, and other taxes and assessments both general and specific, ordinary and extraordinary, and foreseen or unforeseen, now levied, imposed, rated, charged, assessed or calculated which may hereafter be levied, imposed, rated, charged, assessed or calculated by any federal, provincial, municipal, regional, school or other statutory authority during the Term and shall. include any other taxes payable by the Landlord which are imposed in substitution of the foregoing taxes, the whole as Initials finally determined for each calendar year as a result of assessment, appeal or judicial review, and shall include any legal fees or appraisers fees as may be reasonably incurred by the Landlord in respect of contesting or appealing the amount or legality of any such taxes.

2.14. `Right of Way Areas' shall have the meaning ascribed thereto in paragraph 8.01.

2.15. `Building and Grounds' shall mean those certain lands and Premises and improvements thereon comprising that certain parcel or tract of land, situated in the City of Richmond and more particularly known and described as, unit #290-3651 Moncton Street, Richmond, B.C., or Unit # as assigned by the City of Richmond, and legally described as, Lot 2, Section 10, Block 3 North, Range 7 West, NWD Plan 72396 PID 004-769-619.

2.16. `Substantial Destruction' shall mean such damage as in the opinion of a competent engineer to be appointed by the Landlord, who may be the Landlord's employee, requires substantial alterations to the Premises or reconstruction of any building in which the premises are located or such damage as in the opinion of such engineer cannot be repaired within a period of six (6) months from the time such damage occurred.

2.17. `Tenant's Taxes' shall mean all taxes, licenses, rates, duties and assessments imposed or levied by lawful government authority for any period during the term or any renewal thereof and relating to or in respect of the business of the Tenant, or relating to or in respect of personal property and all business or trade fixtures, machinery and equipment, cabinet work, furniture and moveable partitions owned or installed by the Tenant at the expense of the Tenant or at the Tenant's request, whether such taxes are included by the Taxing authority in the taxes, rates and assessments imposed or levied on or with respect to the Building and included in Real Property Taxes.

Article III - TERM
-------------------

3.01. The term of this Lease shall be for 2 (two) Years (the "Term") computed from 12:01 am on the first (1st) day of October, 1999 (the "Commencement Date of the Term") and ending at 11:59 pm on the thirty first (31st) day of September, 2001.

Article IV - RENT AND OTHER PAYMENTS BY THE TENANT
---------------------------------------------------

4.01.  Basic Rent
       ----------

       Yielding and paying to the Landlord in lawful money of Canada Rent for and during the Term which the Tenant covenants to pay to the Landlord, on the first day of each month during the Term except as set out herein (the "Basic Rent") as follows:

Year:                         Term Basic Rent:    Monthly Basic Rent:
----                          ---------------     ------------------

1-Oct 1/99 to Sept.30/01      $10,123.92               $421.83

Plus applicable Goods and Services Taxes.

          (i) The Landlord acknowledges receipt of a deposit in the amount of One Thousand Fifty Eight Dollars & Sixty Nine Cents ($1,058.69) to be applied towards payment of the October 1999 Basic Rent and Additional Rent and September 2001 Basic Rent, including (7) seven percent GST. Such Deposit shall be paid by the Tenant upon the signing of the Lease by Tenant.

4.02.  Notice of Payments
       ------------------

       All payments of every nature and kind to be made pursuant to this Lease shall be in lawful money of Canada at such places as the Landlord or such other person as the Landlord may from time to time direct. The Tenant shall provide, post dated cheques for the first day of November 1999, December 1999, and then on the first day of January and the first day of July in each year, six (6) post dated cheques payable to the Landlord or such other person as the Landlord may from time to time direct for the Rent due on the first day of such month and first day of each and every month for the next ensuing five (5) months.

       Until further notice, the Landlord directs all payments by cheque shall be made payable Winsam Joint Venture and delivered to - c/o Super Grocer 12051 Number 1 Road, Richmond, B.C. Telephone #604-271-2722 at the address set forth in paragraph 17.03. This direction may be changed by the Landlord at any time.

4.03.  Apportionment for Partial Period
       --------------------------------

       If any Rent payment, adjustment or any other payment hereunder is required to be made by the Tenant in respect of any period and if this Lease commences or terminates on other than the beginning or end of such period, the Tenant shall pay a proportionate amount for that portion of the period in which the Term of this Lease was in effect.

4.04.  Additional Rent
       ---------------

       The Tenant shall pay, in addition to the Basic Rent, the Additional Rent, as defined in paragraph 2.06 herein and paid in accordance to paragraph 4.05, 4.06, 4.07, 4.09 and 4.10 herein. Such Additional Rent to be estimated at $145.77 per month.

4.05.  Cost of Common Areas and Real Property Taxes
       --------------------------------------------

       The Tenant shall also pay upon demand, to the Landlord, in addition to the Basic Rent, in each year of the Lease or its renewal:

          (a) the Tenant's Pro Rata Share (as defined herein) of the Cost of Common Areas incurred by the Landlord with respect to the operation and maintenance of the Building and Grounds; and

          (b) any other costs, whether for utilities or otherwise, with respect to the Premises. The Tenant's Pro Rata Share Of the Cost of Common Areas is presently 5.645% (being the fraction of the Area of the Building) This percentage will vary in accordance with paragraph 2.11.

               PROVIDED that notwithstanding any other provision in this Lease to the contrary, where the usage of any utility by a Tenant is disproportionate with the usage of other tenants or the Landlord occupying other parts of the Building, the Landlord may allocate such cost in a reasonable manner based on usage and not on the Pro Rata Share.

4.06.  Payment of Estimated Costs of Common Areas
       ------------------------------------------

       The Tenant further acknowledges that the Landlord is entitled from time to time to estimate the Costs of Common Areas and that the Tenant shall pay to the Landlord, monthly, in advance, as Additional Rent, 1/12 of the estimated annual Costs of Common Areas. The estimated Cost of Common Areas and Real Property Taxes, as Additional Rent, shall be $145.77 per month.

4.07.  Cost of Common Areas - Statements
       ---------------------------------

       The Landlord (or its accountant) shall prepare and provide the Tenant with a statement of actual Costs of Common Areas not less than annually. The statement shall be provided to the Tenant within (3) three months of the end of the period f or which it is prepared. If any amount is estimated only, it may be amended when the actual amounts are known. Any difference between the estimated and actual Costs of Common Areas shall be paid by or refunded to the Tenant, as the case may be within (10) ten days of the delivery of the statement to the Tenant. If the Tenant is in arrears in the payment of Basic Rent or Additional Rent the Landlord may, but need not, set off any amount due by the Landlord to the Tenant against such arrears.

4.08.  Taxes on Improvements
       ---------------------

       The Tenant shall pay as they become due, any and all Tenant's Taxes which are levied during the Term or any renewal thereof, provided that if the Landlord shall receive any notice of such a levy of taxes it shall furnish the same to the Tenant, and provided further that the Tenant upon indemnifying the Landlord's reasonable satisfaction, shall have the right at its own expense to appeal any such tax levy.

       Taxes that are billed to the Landlord shall be, at the option of the
Landlord:

          (a)  paid by the Tenant; or

          (b) paid by the Landlord in which case the amount shall form Additional Rent payable forthwith by the Tenant to the Landlord.

4.09.  Utility Rates
       -------------

       The Tenant shall pay as they become due any and all water, gas, electricity, cablevision, fuel, heat and air conditioning charges and, if supplied by the Landlord, shall pay the same to the Landlord monthly within ten
(10) days of receiving a statement therefore, and the Landlord shall have the right to cut off or discontinue without notice any such service whenever and during any time for which accounts for the same or rent are not paid by the Tenant to the Landlord when due PROVIDED THAT nothing herein shall limit any other remedy of the Landlord.

Utility Rates are included in the Additional Rent to be paid by the Tenant.

4.10.  Insurance
       ---------

       The Landlord shall insure the Building and Grounds against loss by fire, broad extended coverage perils, malicious damage, public liability, loss of rental income insurance insuring the Landlord against loss of rent during any period of repair or restoration of the premises with a limit equal to the amount of Basic Rent payable during a twelve (12) month period including the annual Real Property Taxes, improvements, rates and similar charges and such other coverages as the Landlord may desire and the cost of such insurance shall be included in the Cost of Common Areas.

Article V - COVENANTS OF TENANT
--------------------------------

5.01.  The Tenant Covenants and agrees with the Landlord as follows:

(a)    To pay the Basic Rent;

(b) To pay as they become due all other payments and Additional Rent provided herein;

(c) To repair and maintain, except reasonable wear and tear, damage by fire, lightning, tempest, impact of aircraft, acts of God or the Queen's enemies, riots, insurrections, structural defects in the Building and explosions, unless such damage is caused by the negligence of the Tenant, his or its agents, employees, invitees or licencees.

(d) That the Landlord may enter and view state of repair and that the Tenant will repair according to notice subject to the exceptions aforesaid, and the Tenant will post all notices required to save the Landlord harmless pursuant to the Builder's Lien Act,

(e)  To leave the Premises in good repair, subject to the exceptions aforesaid,

(f) (i) Not to assign, mortgage or encumber this Lease nor sublet or grant a license in respect of or suffer or permit the Premises or any part thereof to be used by others without the prior written consent of the Landlord in each instance, which consent of the Landlord in each instance shall not be unreasonably withheld, except in the case where the Tenant assigns the Lease to a wholly-owned subsidiary or affiliated company of the Tenant.

     In the event the Tenant proposes to sell the Tenant's rights to the business to a third party, and further proposes to assign this Lease to same, the Landlord, may reasonably approve such assignment provided the Tenant remains as Covenantor, as described in paragraph 23.01 herein, on the assigned Lease until the expiry of the Tenant's current Term.

     Provided that the Tenant shall at the time the Tenant shall request the consent of the Landlord, deliver to the Landlord such information in writing (herein called the "Required Information") as the Landlord may reasonably require respecting the proposed assignee or subtenant including the name, address, nature of business, financial responsibility, and standing of such proposed assignee or subtenant.

     (ii) In no event shall any assignment or subletting to which the Landlord may have consented release or relieve the Tenant from his obligations fully to perform all the terms, covenants and conditions of this Lease on his part to be performed and in any event the Tenant and in any event the Tenant shall be liable for the Landlord's reasonable costs incurred in connection with the Tenant's request for consent.

(g) Not to use or occupy the Premises or any part thereof for any purpose other than the operation of an office for a computer software development business and related business, operating as Embedded Support Tools Corporation, and will not carry on or permit to be carried on in the premises or any part thereof any other trade or business; nor will the Tenant store or permit to be stored upon or in the Premises, or Grounds anything of a dangerous, flammable or explosive nature, except as in the opinion of the Landlord is or may be reasonably and necessarily utilized in the usual course of the operation of said office;

(h) Not to do or permit to be done in or about the Building or Grounds anything which may injure the Common Areas or like areas in the Building or Grounds or be a nuisance to any other tenant of the Landlord or other owner of part of the Building and Grounds or their tenants.

(i) Not to do nor omit nor permit to be done or omitted upon the Premises anything which shall cause the rate of insurance upon the Building of which the Premises are part or any part thereof or any other building on the Grounds, to be increased; PROVIDED that if the rate of insurance be so increased, the total increase (and not just the Pro Rata Share thereof) shall, at the option of the Landlord, by paid by the Tenant in accordance to paragraph 5.01(r);

(j) To keep the Premises in a clean, tidy and wholesome condition and upon the expiration or the term of any renewal thereof to leave the Premises in such condition.

(k) To keep well painted and decorated at all times the interior of the Premises in a manner consistent with a first class business operation.

(l) Not to use the name of the Building in regard to any business other than the business of the Tenant upon the Premises.

(m) Not to grant any concessions, licences or permission to any third party to sell or take orders for merchandise or services in the Premises without the written approval of the Landlord.

(n) To obey and to cause its agents servants and employees to obey all reasonable rules made by the Landlord for the regulation of all activities and matters in and about the Building and Grounds and the use of the Common Areas and like areas in the balance of the Building and Grounds;

(o) If the Landlord supplies any equipment installation of machinery in connection with heating or air-conditioning of the Premises either exclusively or in conjunction with other parts of the Building, the Tenant will carry out such reasonable maintenance program of the same as required by the Landlord at the Tenant's expense and, if so required by the Landlord in writing, shall concur in such maintenance being carried out pursuant to a service contract in the terms and with such persons as directed by the Landlord, provided that the cost of the same shall not exceed those costs which a reasonable and prudent owner would be willing to incur to carry out the same maintenance and such costs shall be included in the Cost of Common Areas, unless the Landlord shall find that include the same in the Cost of Common Areas would cause a disproportionate cost on one or more other tenants in the Building;.

(p)  To carry out all other covenants and agreements by it herein contained.

(q) Not to permit nor to cause the exhaust, emission or spreading in any manner, from the Premises, of any odour or smell which the Landlord or other tenants of the Landlord find to be offensive or noxious so as to be detrimental to any Tenant of the building in any way and should the Tenant not correct the situation described, above, within Twenty-one (21) days (or such lesser time as the Landlord may advise if the Landlord is of the opinion that in the circumstances the nature of the situation requires more immediate attention) of receiving written notice from the Landlord requiring such correction, the Tenant agrees that the Landlord shall be at liberty to terminate this Lease. The Tenant will install sufficient kitchen exhaust and make-up air system through the roof membrane that will properly ventilate, filter and contain the Tenant's menu food items at all times during this Lease.

(r) Should the business which the Tenant conducts or proposes to conduct in and about the premises cause or require an increase in the premiums payable under any policies of insurance held in the Landlord over the premiums generally paid by the Landlord under such policies of insurance, the Tenant shall forthwith upon written demand from the Landlord, pay to the Landlord the full amount of any such increase in premiums.

Article VI - GRANT OF RIGHTS BY TENANT
---------------------------------------

6.01. During the Term or any renewal thereof, the Landlord shall have and the Tenant hereby grants to the Landlord the following rights with respect to the Premises in addition to all other rights arising out of this Lease or otherwise incidental to the Landlord's title and any interference by or on behalf of the Tenant with any such rights shall be deemed a breach of a covenant on the part of the Tenant herein, namely:

(a) The right to inspect or to authorize in writing an agent to inspect the Premises at all reasonable times.

(b) The right at any time within One Hundred Eighty (180) days prior to the expiration of the Term hereby granted to enter upon the Premises at all reasonable times for the purpose of offering the same for rent and exhibiting the same to prospective tenants.

(c) The right to install, maintain, replace, repair and service or cause to be installed, maintained, replaced, and serviced, wires, ducts, pipes, conduits or other installations in, under or through the premises for or in connection with the supply of any service or utility to the Premises or to other parts of the Building; Provided however that the Landlord's exercise of such right shall be in manner as to cause minimal interference with the business of the Tenant from the Premises.

(d) The right to make reasonable rules for the regulation of all activities and matters in and about the Building and Grounds and the use of Common Areas and like areas in the balance of the Building and Grounds and to alter such rules from time to time.

(e) The right to make any repairs at the expense of the Tenant for which the Tenant is responsible if the Tenant fails to do so within a reasonable time, and the right at the Landlord's option to remedy any breach of covenant on the part of the Tenant at the expense of the Tenant, without in any manner affecting the Tenant's obligations and covenants under this Lease. Nothing in this Article contained shall be deemed or construed to impose upon the Landlord any obligation, responsibility or liability whatsoever for the care, maintenance and repair of the Building or any part thereof, except as otherwise in this Lease specifically provided.

(f) The right to enter the Premises at any time, with or without force, in the event of an emergency which threatens the Premises or any other part of the Building or threatens the security of the Premises or any other part of the Building.

Article VII - COVENANTS OF THE LANDLORD
----------------------------------------

7.01.  The Landlord covenants with the Tenant as follows:

(a)    For quiet enjoyment.

(b) To provide and maintain in good condition the Common Areas at the expense of all of the tenants in the Building and Grounds;

(c) Pay for all necessary structural repairs to the Building, including roof, sewers, drains, main electrical services and other utility services;

       (A) at the expense of all of the tenants in the Building and Grounds if the same are defined as being part of the Cost of Common Areas; and

       (B) at the expense of all of the Landlord if the same are not defined as being part of the Cost of Common Areas.

Notwithstanding anything else contained in this Lease, the Tenant shall not be responsible for any repairs, replacements or maintenance of a capital nature or of a structural nature, unless such repairs, replacements or maintenance are required due to change or alterations by the Tenant, his or its agents, employees, invitees or licencees.

7.02. Unless negligent, the Landlord shall not be liable for any direct, indirect or consequential loss, damage, injury or expense caused or incurred by the Tenant, its agents, employees, invitees and licencees or its or their property by or arising from:

(a) Fire, explosion, falling plaster, gas, electricity or seeping or leaking water.

(b) The, interruption for any reason whatsoever, of any service facility or utility by the Landlord.

(c) The Landlord observing, performing, exercising or enforcing any covenant, agreement, right or remedy of the Landlord or

(d)  Any other cause beyond the reasonable control of the Landlord.

Article VIII - GRANT OF RIGHTS BY LANDLORD
-------------------------------------------

8.01. The Landlord hereby grants to the Tenant an Easement and Right of Way in common with the Landlord and all others having a like right at all times with or without vehicles to enter, go, return, pass and repass over that part of the Building and Grounds designated as Common Areas or "Right of Way Areas" areas by the Landlord from time to time and to park upon and depart from those parts of the Right of Way Areas designated therefore by the Landlord from time to time with the intention that the rights aforesaid shall be appurtenant to the Premises demised herein and shall be binding upon the Common Areas and Right of Way Areas, provided that nothing herein shall restrict the rights of the Landlord to redesignate the use of the Common Areas and Right of Way Areas, or limit the Landlord's rights pursuant to paragraph 8.02. There is no Parking provided to Tenant.

8.02. Notwithstanding the grant of rights in paragraph 8.01 the Landlord and Tenant agree:

(a) That the Landlord may add to the Building or add other buildings and other improvements upon or adjacent to the Common Areas and Right of Way Areas from time to time, or vary the same without the consent of the Tenant, provided always that at all times during the Term of any renewal hereof, the Tenant has reasonable ingress to and egress from the Premises over parts of the Common Areas and Right of Way Areas.

(b) If, as a result of exercising its rights set out in subparagraph (a) aforesaid, the actual areas of Common Areas and Right of Way are varied, the Tenant will, at the cost of the Landlord, execute such documents as are reasonably required by the Landlord to release the Tenant's interest in those parts of the Common Areas and Right of Way Areas designated by the Landlord.

Article IX - RIGHTS AND REMEDIES OF THE LANDLORD
-------------------------------------------------

9.01. The Tenant shall be in default hereof upon the occurrence of any of the following:

(a) Forthwith if the Basic Rent, Additional Rent or any other payments hereby reserved or required of the Tenant to be made or any part thereof are in arrears or unpaid for seven (7) days after any of the days on which the same ought to have been paid, although no formal or other demand shall have been made therefor by the Landlord;

(b) Where a provision of this Lease provides that the Landlord has the right to terminate this Lease after a specified notice due to a breach, then upon the expiration of that time period unless the breach has been cured during that time period;

(c) If the Tenant is still in default thirty (30) days after notice in writing to the Tenant that is in default of any (other than aforesaid in sub-paragraph (a) and (b) of this paragraph 9.01) covenant or agreement herein contained, unless having regard to the subject matter of the default, the Tenant is unable to cure the default in the period aforesaid, but continues diligently to attempt to do so;

(d)  Late payments or dishonored cheques will be treated as being in default;

(e)  A default being declared under Article XIX;

(f) In any other event where this Lease prescribes that a default will have occurred when such event has occurred; Any of which events are herein called an "Event of Default".

9.02.  Re-Entry
       --------

       Upon the occurrence of an Event of Default, it shall be lawful for the Landlord at any time thereafter without notice to re-enter the Premises and the same to have again, repossess and enjoy as of its former estate, anything herein contained to the contrary notwithstanding; and no acceptance of rent subsequent to any default or breach and no condoning, excusing or overlooking by the Landlord on previous occasions of any default, breach or Event of Default similar to that for which re-entry is made shall be taken to operate as a waiver of this condition or in any way to defeat or affect the rights of the Landlord hereunder unless so expressly stated by the Landlord in writing.

9.03.  Bankruptcy, Execution, Attachment, Etc.
       ---------------------------------------

       If the Term hereof or any renewal thereof shall at any time be seized or taken in execution or attachment by any creditor of the Tenant or if the Tenant shall make any assignment for the benefit of creditors or shall become bankrupt or insolvent or shall take the benefit of any bankruptcy or insolvency legislation or in case the Premises shall become vacant or unoccupied for a period of Ten (10) days, the then current month's Basic Rent and Additional Rent, together with the Basic Rent and Additional Rent, accruing for the next three (3) months shall immediately become due and payable and the Term hereof or any renewal thereof shall at the option of the Landlord become forfeited and void. Neither this Lease nor any interest therein nor any estate hereby created shall pass to or enure to the benefit of any Trustee in bankruptcy or any receiver or any assignee for the benefit of creditors or otherwise by operation of law.

9.04.  Distress
       --------

       Whensoever the Landlord shall be entitled to levy distress against the goods and chattels of the Tenant it may use such force as it may deem necessary for that purpose and for gaining admittance to the premises without being liable in any action in respect thereof, or for any loss or damage occasioned thereby and the Tenant hereby expressly releases the Landlord from all actions, proceedings, claims or demands whatsoever for or on account of, or in respect of any such forceable entry or any loss or damage sustained by the Tenant in connection therewith.

9.05.  Non-Waiver
       ----------

       The waiver by the Landlord of any default or breach of any covenant or agreement herein or any Event of Default by the Tenant must be in writing and shall not be construed as, or constitute a waiver of any further or other breach of the same or any other covenant or condition, and the consent or approval of the Landlord to or of any act by the Tenant requiring the Landlord's consent or approval must be in writing and shall not be deemed to waive or render unnecessary the Landlord's consent or approval to any subsequent act similar or otherwise by the Tenant.

9.06.  Landlord's Right to Perform
       ---------------------------

       If the Tenant shall fail to perform any of its covenants or agreements herein contained, the Landlord may from time to time at its discretion and without prior notice to the Tenant perform or cause to be performed any of such covenants or any agreements or any part thereof and f or such purpose may do such things as may be requisite and may enter upon the Premises, and all expenses incurred and expenditures made by or on behalf of the Landlord shall be forthwith paid by the Tenant to the Landlord, and if the Tenant f ails to pay the same the Landlord may add the same to the Additional Rent and recover the same by all remedies available to the Landlord for the recovery of rent in arrears; PROVIDED THAT if the Landlord commences or completes either the performance or the causing to be performed of any of such covenants or agreements or any part thereof, the Landlord shall not be obliged to complete such performance or causing to be performed or be later obliged to act in like fashion.

Article X - ADDITIONS AND IMPROVEMENTS TO PREMISES
---------------------------------------------------

10.01. The Tenant covenants and agrees with the Landlord that it will not, without the previous written consent of the Landlord, not to be unreasonably withheld:

(a) Erect, install or place any signs or advertising on the Premises or any other part of the Building or Grounds;

(b) Install plumbing, fixtures, shades or awnings or exterior lighting, decorations or painting or any exterior erection, installation or construction of any kind;

(c) Mark, paint, drill or in any way deface any walls, ceilings, partitions, floors, wood, stone, iron or other work on the Premises;

(d) Install or permit to be installed in the Premises any special locks or safes or similar security devices;

(e) Install or permit to be installed in the Premises any apparatus for illumination, air-conditioning, cooling, heating, refrigeration or ventilation;

except as may be reasonably required in the conduct of the Tenant's Business from the Premises and then only after obtaining the written consent of the Landlord, which consent shall not be unreasonably withheld.

10.02. The Tenant shall make no alterations, installations, removals, additions or improvements in or about the Premises without the Landlord's prior written consent not to be unreasonably withheld, and in the event of such consent, all work shall be done at the Tenant's sole expense (save and except those funds which the Landlord has agreed to commit pursuant to the offer to Lease) and at such times, and in such manner as the Landlord may approve, and only by contractors or tradesmen approved in writing by the Landlord.

10.03. It shall not be unreasonable for the Landlord to require the Tenant to undertake to put the Premises back into the Original Condition at the end of the Term or to require that a bond or deposit to cover the cost of the same be posted prior to consenting to any work being done under any provision of this Lease that requires the Landlord to consent to such work. In this paragraph "Original Condition" means, at the option of the Landlord, the condition existing immediately prior to the request for a consent or the condition existing prior to the commencement of the first Term of this Lease.

10.04. The Tenant shall not suffer or permit any Builder's Lien to be filed against the interest of the Landlord in the lands and premises or the Premises by reason of work, labour, services or material supplied or claimed to have been supplied to the Tenant, and if any such Builder's Lien shall at any time be filed against the lands and premises or Premises whatsoever, the Tenant shall cause the same to be discharged of record within thirty (30) days of the date the Tenant has knowledge of such filing, and upon failure to do so by the Tenant, then the Landlord, in addition to any right or remedy, may, but shall not be obliged to, discharge the same by paying the amount claimed to be due or by procuring a discharge of such liens by deposit in Court and in any such event the Landlord shall be entitled, if it so elects, to expedite the prosecution of any action for the enforcement of such lien by the lien claimant and to pay the amount of the judgment, if any, in favour of the lien claimant with interest costs and allowance, provided however, that the Tenant shall not be required to pay or discharge any such Builder's Lien so long as the Tenant shall in good faith proceed to contest the same by appropriate proceedings, after first having given notice in writing to the Landlord of its intention to so contest the validity of the lien claim, and after, at the option of the Landlord, paying into Court sufficient security to enable the lien to be discharged in respect of the Lands and Premises constituting the Buildings and Grounds or Premises or after furnishing a surety bond of a company satisfactory to the Landlord in an amount sufficient to pay such contested lien claim with all interest thereon and Court costs and expenses including reasonable solicitors' fees, which may at such time be allowable by law, which might be incurred in connection therewith.

10.05. All improvements constructed and all business and trade fixture permanently attached to the Premises shall be the property of the Landlord. Forthwith after written demand by the Landlord to remove the same, and failing the Tenant forthwith doing so, the Landlord may remove such trade fixtures at the expense of the Tenant and the cost of such removal will be paid by the Tenant forthwith to the Landlord on written demand, and the Landlord will not be responsible for any loss or damage to such property caused by such removal.

Article XI - LANDLORD'S PROTECTION AGAINST CLAIMS
--------------------------------------------------

11.01. The Landlord shall not be liable for and the Tenant hereby covenants and agrees to indemnify and save harmless the Landlord of and from all claims and demands of any and every nature whatsoever by the Tenant or any other person located on the Premises arising out of the following:

(a) Loss of or damage to any property of the Tenant or any other person located on the Premises from time to time in any way occurring.

(b) Damage or injury, including injury resulting in death, to persons or property in any way occurring.

(c)  Latent defect in the Premises or in the Building.

(d) Any business carried on in the Premises either by the Tenant, any sub-tenant or otherwise.

11.02. Landlord Unable To Perform
       --------------------------

       Whenever and to the extent that the Landlord shall be unable to fulfill or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service, utility or labour required to enable it to fulfill such obligation or by reason of any strike or lockout or any statute, law, or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administration, comptroller or board of any governmental department or officer or other authority or by reason of any other cause beyond its control, whether of the foregoing character or not, the Landlord shall be relieved from the fulfillment of such obligation and the Tenant shall not be entitled to compensation for any loss, inconvenience, nuisance or discomfort thereby occasioned.

Article XII - INSURANCE
------------------------

12.01. The Tenant covenants and agrees that it shall at its sole expense pay for and maintain in full force and effect for the benefit of the Landlord and the Tenant during the Term and any renewals thereof, insurance with a reputable insurance company or companies as follows:

(a) Public Liability and Property Damage and Contractual Liability insurance covering the Premises and any plate glass thereon, the business of the Tenant and any subtenants, concessionaire or licensees of the Tenant conducted on, or in connection with, the Premises of an amount on less than the inclusive limit of TWO MILLION DOLLARS ($2,000,000.00) in respect of any loss or damage to property or such amounts as the Landlord may require.

(b) All Risks Insurance for the benefit of the Landlord and the Tenant fully covering the fixtures, stock and contents of the Premises.

(c) Plate Glass Insurance for the benefit of the Landlord and the Tenant covering all plate and other glass in the Premises.

12.02. All policies of insurance required hereunder shall have the following provisions or characteristics:

(a) The Landlord shall be named as an additional insured in all policies of insurance required hereunder and any loss shall be payable to the Landlord and Tenant as their interests may appear notwithstanding any at or neglect of the Tenant which might otherwise result in the forfeiture of such policies or any of them.

(b) They shall not be affected or invalidated by any omission or negligence of any Third Party which is not within the knowledge or control of the insured.

(c) All policies of insurance shall be written to cover the Landlord and the Tenant and shall provide that each person, firm or corporation insured under such policy or policies shall be insured in the same manner and to the same extent as if individual policies had been issued to each.

(d) All insurance shall be instituted with Companies of which the Landlord approves and shall be in such form as the Landlord reasonably requires.

12.03. The Tenant shall provide proof of new or continued insurance to the Landlord at least thirty (30) days prior to the expiration date recited in the respective insurance policies, such proof to be in form and content satisfactory to the Landlord, and as soon as practicable thereafter the Tenant shall deliver to the Landlord the actual original or renewal policies.

12.04. The Tenant shall at the commencement of the term furnish and deliver to the Landlord a certificate from the relative insurance company or companies furnishing the insurance required under this Article containing the following information and undertaking:

(a)  The name of the insurance company or companies.

(b)  The Policy number or numbers.

(c)  The expiry date of such insurance.

(d)  The nature and limits of such insurance.

(e)  Such insurance shall expressly provide as follows:

     i) That the insurance covers the liabilities incurred by the Tenant under this Lease.

     ii) That such insurance cannot be altered or cancelled prior to the expiry date without thirty (30) days notice in writing first being given by the insured to the Landlord.

     iii) That the insurer waives any right of subrogation against the Landlord.

     iv) That the insurer acknowledges that the Landlord's right to collect under this insurance shall not be affected or such insurance.

12.05. Concurrent with the delivery of the foregoing certificate from the relative insurance company or companies the Tenant shall deliver to the Landlord a certified copy of such insurance policy.

Article XIII - COMMON AREAS
---------------------------

13.01. Use of Common Areas
       -------------------

       The manner in which the common areas provided pursuant to paragraph 8.02(a) shall be maintained, used, altered and improved shall be in the sole discretion of the Landlord.

13.02. Dispute of Cost
       ---------------

       If there is any dispute between the Landlord and the Tenant with regard to the Tenant's Pro Rata Share of the Cost of the Common Areas, the decision of the Landlord's accountant shall be final and binding for all purposes.

Article XIV  - SALES AND ASSIGNMENTS
------------------------------------

14.01. Relief of Landlord on Sale
       --------------------------

       If the Landlord sells the Building and Grounds, the Landlord shall be released from all obligations, responsibilities and liabilities under this Lease provided the purchaser in writing, assumes them from the Landlord.

Article XV  - DESTRUCTION OR DAMAGE TO PREMISES
-----------------------------------------------

15.01. If, during the Term or any renewal thereof, the premises or the building in which the Premises are located shall be destroyed or damaged, the following shall apply:

(a) If the Premises are unfit in part for occupancy by the Tenant, the rent shall abate in part only in the proportion that the Premises are unfit, and if the Premises are wholly unfit for occupancy by the Tenant, the rent shall be suspended until the Premises have been rebuilt, repaired or restored; and,

(b) If there is Substantial Destruction to the Premises or the Building in which the Premises are located so as to be incapable of repair within (1) one month after such Substantial Destruction and on giving notice to the Tenant, the Landlord may declare this Lease terminated forthwith and in such event Basic Rent and Additional Rent and all other monies payable hereunder shall be apportioned and shall be payable up to the time of such Substantial Destruction, and the Tenant shall be entitled to be repaid by the Landlord any rent paid in advance and unearned.

Article XVI  - SUBORDINATION
----------------------------

16.01. Upon the request of the Landlord in writing, the Tenant shall make this Lease subject and subordinate to all mortgages, which now or hereafter during the Term hereof or any renewal thereof shall be recorded or which the Landlord shall seek to record in the Land Title Office as a mortgage against the Landlord's portion of the Building or Grounds, and to all advances made or to be made thereunder, and shall execute promptly from time to time any assurances that the Landlord may request to confirm this subordination and shall, if required by the Landlord, attorn to any Mortgagee that the Landlord may request;

Article XVII - MISCELLANEOUS PROVISIONS
----------------------------------------

17.01. No Agency or Partnership
       ------------------------

       Nothing herein contained shall be construed as creating the relationship of principal and agent or of partners or of joint venturers between the parties hereto, their only relationship being that of Landlord and Tenant.

17.02. Over-holding
       ------------

       If at the expiration of the term of this Lease the Tenant shall hold with the consent of the Landlord, the tenancy of the Tenant thereafter shall, in the absence of written agreement to the contrary, be from month to month only at a rental per month equal to one-tenth (1/10) of the Basic Rent payable for the year immediately preceding such expiration, payable monthly in advance on the first day of each lease month and shall be subject to all other terms and conditions of this Lease.

17.03. Notices
       -------

       Any notice required or contemplated by any provisions of this Lease shall be given in writing enclosed in a sealed envelope addressed, in the case of the notice to the Landlord, to it at:

          Winsam Joint Venture
          c/o-Super Grocer
          12051 Number 1 Road, Richmond, B.C.

or at such other address as the Landlord may from time to time notify the Tenant as hereinbefore provided, and in the case of Notice to the Tenant, at:

          Embedded Support Tools Corporation
          Attn: Mr. Mark Lapham
          c/o- #290 - 3651 Moncton Street,
          Richmond, B.C.
          and;
          120 Royall Street, Canton, Massachusetts,
          USA, 02021

mailed, registered, and postage prepaid. The time of giving of such notice shall be conclusively deemed to be the second (2nd) business day after the date of such mailing. Such notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Landlord to an executive officer of the Landlord, and in the case of notice to the Tenant, to it personally or to an executive officer of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two (2) or more persons are named as Tenant, such notice shall be sufficiently given if and when same shall be delivered personally to any one (1) of such person. Provided that either party may, by notice to the other, from time to time, designate another address in Canada to which notice is mailed more than five (5) days thereafter shall be addressed.

17.04. Registration
       ------------

       The Tenant may at its own expense register this Lease provided that if this Lease is not in registrable form the Landlord shall upon request by the Tenant and at the Tenant's sole expense, take all reasonable steps to put this Lease in registrable form.

17.05. Whole of Agreement
       ------------------

       The Tenant agrees that the demised Premises are leased by the Tenant without any representations or warranties other than as contained in this Lease, and that no representative or Agent of the Landlord is or shall be authorized or permitted to make any representations with reference hereto or to vary or modify this Lease in any way, except in writing under seal, and that this Lease contains all of the agreements and conditions made between the parties hereto.

17.06. Time of Essence
       ---------------

       Time shall be of the essence of this Lease.

17.07. Waiver of Set-Off
       -----------------

       Without limiting the generality of anything hereinbefore contained, the Tenant hereby waives and renounces any and all existing and future claims, offsets and compensation against any Basic Rent due hereunder and agrees to pay such Basic Rent and other amounts regardless of any claim, offset or compensation which may be asserted by the Tenant or on its behalf.

17.08. Net Lease
       ---------

       The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely carefree Net Lease for the Landlord, except as expressly herein set out, that the Landlord shall not be responsible during the Term for any costs, taxes, charges, expenses or outlays of any nature whatsoever arising from or relating to the Leased Premises or the contents thereof or the Common Areas, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the Leased Premises and a Proportionate Share of all costs, taxes, charges, expenses and outlays of every nature and kind relating to the Building and the Grounds, including said Lands (or either of them) and not directly levied on any Tenant of the Building and the Tenant covenants with the Landlord accordingly.

17.09. Proper Law and Jurisdiction
       ---------------------------

       This Lease shall be construed in accordance with the laws of the Province of British Columbia. The parties hereto submit to the jurisdiction of the courts of the Province of British Columbia.

17.10. Effect of Headings
       ------------------

       The article headings or sub-headings used throughout this Lease are inserted for convenience or reference only and are not otherwise to be relied upon or considered in the interpretation hereof.

17.11. Interpretation of Words
       -----------------------

       Wherever the singular or the masculine or the neuter gender is used in this Lease, the same shall be deemed to include the plural or the feminine or the body politic or corporate, where the context or the parties so require.

17.12. Binding Agreement
       -----------------

       This Lease shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns as the case may be.

17.13. Subdivision
       -----------

       The Landlord reserves the right to subdivide the lands on which the Building is situated and the Tenant covenants and agrees with the Landlord that forthwith upon request by the Landlord it will execute such documents, assurances and writing as may be required in connection with any such subdivision.

17.14. Interest on Unpaid Monies
       -------------------------

       If and whenever the Basic Rent hereby reserved or any part thereof or any other monies payable herein (whether payable pursuant to Article IV or pursuant to any other provision of this Lease) shall not be paid on the date appointed for payment thereof, whether lawfully demanded or not, and so often as the same shall occur then such Basic Rent or other Monies payable herein shall bear interest calculated from the date when such payment first became due and payable by the Tenant at a rate equal to six percent (6%) per annum above the prime lending rate of interest from time to time charged by the Canadian Imperial Bank of Commerce to its prime risk commercial customers in Canada. The Certificate of the manager for the time being of the main branch of the Canadian Imperial Bank of Commerce in Richmond, British Columbia shall be conclusive evidence of the said prime lending rate of interest in the event of a dispute between the parties as to such rate of interest. Interest as aforesaid shall be recoverable by the Landlord in the same manner as rent in arrears.

Article XVIII - ENVIRONMENTAL CONTAMINANTS
-------------------------------------------

18.01. The Landlord and the Tenant agree that:

(a) The Tenant, at its sole cost and expense, shall comply or cause its employees, Agents and Invitees, at their sole cost and expense, to comply with all federal, provincial and municipal laws, rules and regulations and orders with respect to the discharge of contaminants into the natural environments, pay immediately when due the costs of removal of any such wastes and the costs of improvements necessary to deal with such contaminants and keep the demised Premises free and clear of any lien imposed pursuant to such laws, and rules and regulations. In the event the Tenant fails to do so, after notice to the Tenant and the expiration of the earlier of:

     (i)  any applicable cure period under the Lease, or,

     (ii) the cure period under the applicable laws, rule, regulation or order, the Landlord at its sole option, may declare the Lease to be in default.

(b) Subject to sub-paragraph (c) the Tenant shall indemnify and hold the Landlord harmless from and against all loss, damage or expense (including without limitation, legal fees and costs, incurred in the investigation, defence and settlement of any claim) relating to the presence of any hazardous waste or contaminant referred to herein.

(c) PROVIDED THAT notwithstanding sub-paragraph (a) and (b), the Landlord and not the Tenant, shall be solely responsible for all matters referred to in sub-paragraph (a) where the cause of the same,

     (i)  pre-existed the Commencement of this tenancy, or,

     (ii) was the fault of the Landlord or another tenant.

(d) The Landlord shall indemnify and save the Tenant harmless from and against all loss, damage or expense (including, without limitation, defence and settlement of any claim) relating to the presence of any hazardous waste or contaminant referred to herein where the cause of the same,

     (i)  pre-existed the Commencement of this tenancy, or,

     (ii) was the fault of the Landlord or another tenant.

(e) The provisions of this Article XVIII shall continue in force notwithstanding the expiration or earlier termination of this Lease.

Article XIX - RENEWAL
----------------------

19.01. If the Tenant duly and regularly pays the Basic Rent and Additional Rent hereby reserved and observes and performs all the covenants and agreements herein contained on the part of the Tenant to be paid, observed and performed, the Landlord, upon written request by the Tenant delivered not less than four
(4) months before the expiration of the Term, shall grant to the Tenant a renewal of this Lease for a further period of Two (2) Years upon the same terms, covenants and conditions as are herein contained except as to rent and except that there shall be no further right of renewal. The Basic Rent for such renewal term shall be determined by agreement, and failing agreement, by arbitration before a single arbitrator in accordance with the provisions of the Commercial Arbitration Act of British Columbia then in force such single arbitrator to be appointed by agreement, and failing agreement, in accordance with the provisions of the Commercial Arbitration Act of British Columbia. In any event, the Basic Rent for the renewal term will not be less than the Basic Rent in the last year of the Term.

Article XX - SIGNS
-------------------

20.01. The Landlord will install Tenant's operating name on the front entry `Tenant Directory Board' and standard `Building Unit Door Name and Number Board' on entry door at no cost to the Tenant.

20.02. - PARKING

       Deleted

Article XXI - IMPROVEMENTS TO PREMISES
---------------------------------------

21.01. The Tenant hereby undertakes and agrees to do such work and such materials as are required to upgrade the Premises in order to make the Premises fit for the intended use of the Tenant. Such work and materials shall include all tenant improvements and fixturing of the Premises and shall be at the cost of the Tenant.

21.02. It is understood that all work performed under paragraph 22.01 is subject to the approval of the Landlord as hereinbefore provided.

     IN WITNESS WHEREOF this Agreement of Lease has been executed this 30th day of September, 1999.


This Lease was hereto Signed,                     C/S
Sealed and Executed by the
Landlord in the presence of:
(Witness)

Signature Illegible
----------------------------
#200-8211 Ackkoyd Road
----------------------------
Richmond, B.C. VEX 3J9             X/S/ Samuel A. Lu  X/S/ Winston A. Lu
----------------------------       ---------------------------------------
REALTOR                            SAMUEL A. LU / WINSTON A. LU
                                   `LANDLORD'


This Lease was hereto Signed,                     C/S
Sealed and Executed by the
Tenant in the presence of:
(Witness)

     /S/ John Baggott
----------------------------

____________________________
                                   X/S/ Scotty Cole
____________________________       ---------------------------------------
John Baggott                       EMBEDDED SUPPORT TOOLS
                                   CORPORATION
                                   `TENANT'